UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 24, 2008
Date of Earliest Event Reported: March 19, 2008
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02199 (Commission File Number)	39-0126090 (IRS Employer Identification Number)
5075 Westheimer, Suite 890
Houston, Texas 77056
(Address of principal executive offices)
(713) 369-0550
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On March 19, 2008, Allis-Chalmers Energy Inc. hosted an Analyst Presentation Day for certain analysts. The presentation materials were filed on March 19, 2008 as Exhibit 99.2 to the Current Report on Form 8-K announcing the event. A transcript of the presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the exhibit referenced in this Item 7.01 shall be deeded to be “furnished” and not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description

99.1	Transcript of Analyst Presentation Day

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
	By:	/s/ Theodore F. Pound III
		Name:	Theodore F. Pound III
Dated: March 24, 2008		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Analyst Presentation Day